UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7463 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 6, 2017, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing that it acquired Premier Asset Management LLC (“Premier”), a registered investment advisor based in Chicago, Illinois. Premier has become a wholly-owned subsidiary of the Company. The press release, dated March 6, 2017, is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by First Midwest Bancorp, Inc. dated March 6, 2017.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	March 6, 2017	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel